                                                                     Exhibit 1.1






                                        Shares


                           IMPSAT FIBER NETWORKS, INC.


                    Common Stock, Par Value $0.01  Per Share






                             UNDERWRITING AGREEMENT







            , 2000

                                                                          , 2000




Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York  10036


Ladies and Gentlemen:



                  IMPSAT Fiber Networks, Inc., a Delaware corporation (the
"COMPANY"), proposes to issue and sell to the several Underwriters (as defined
below)            shares of its common stock, par value $0.01 per share (the
"FIRM SHARES").


                  It is understood that, subject to the conditions hereinafter stated, the Firm Shares will be sold to the several Underwriters named in
Schedule I hereto (the "UNDERWRITERS") in connection with the initial public offering and sale of such Firm Shares. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney Inc. shall act as representatives (the "REPRESENTATIVES") of the several Underwriters.


                  The Company also proposes to issue and sell to the several
Underwriters not more than an additional           shares of its common stock,
[par value $   per share][no par value] (the "ADDITIONAL SHARES") if and to the extent that the Representatives shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES". The shares of common stock, par value $0.01 per share of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK".


                  The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "PROSPECTUS". If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

                  As part of the offering contemplated by this Agreement, the Underwriters have agreed to reserve out of the Shares set forth opposite each of
their names on Schedule I to this Agreement, up to     shares, for sale to the
Company's employees, officers, and directors and other parties associated with the Company (collectively, "PARTICIPANTS"), as set forth in the Prospectus under the heading "Underwriting" (the "DIRECTED SHARE PROGRAM"). The Shares to be sold by the Underwriters pursuant to the Directed Share Program (the "DIRECTED SHARES") will be sold by the Underwriters pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participants by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

                  1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

                           (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                           (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus, both, as amended or supplemented, if applicable, based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                           (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. All of the shares of capital stock of the Company's subsidiaries owned by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company, free and clear of all liens, encumbrances, equities or claims.

                           (d) Each subsidiary of the Company has been duly incorporated, is validly existing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on such subsidiary. IMPSAT S.A. ("IMPSAT ARGENTINA") is a 95.2% owned subsidiary of the Company, IMPSAT S.A. ("IMPSAT COLOMBIA") is a 74.2% owned subsidiary of the Company, IMPSATel del Ecuador S.A. ("IMPSAT ECUADOR") is a wholly owned subsidiary of the Company, IMPSAT S.A. de C.V. ("IMPSAT MEXICO") is a 99.9% owned subsidiary of the Company, Telecomunicaciones IMPSAT S.A. ("IMPSAT VENEZUELA") is a 75% owned subsidiary of the Company and IMPSAT Comunicacoes Ltda. ("IMPSAT BRAZIL") is a 99.9% owned subsidiary of the Company.

                           (e) This Agreement has been duly authorized, executed and delivered by the Company.

                           (f) The authorized, issued and outstanding capital stock of the Company conforms to the description thereof contained in the Prospectus.

                           (g) The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and nonassessable.

                           (h) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

                           (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law, the certificate of incorporation or bylaws of the Company, as amended to date, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole (except to the extent that any such contravention would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole), or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except (x) for any consents, approvals, authorizations, orders or qualifications, the failure to obtain which would not have a material adverse effect on the ability of the Company to perform its obligations under this Agreement and (y) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                           (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                           (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required, except to the extent that such proceeding, statute, regulation, contract or other document is not reasonably likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                           (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                           (m) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus under the caption "Use of Proceeds", will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                           (n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                           (o) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                           (p) The Company has reviewed its operations and that of its subsidiaries to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, (i) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Registration Statement or Prospectus which have not been accurately described in the Registration Statement or Prospectus and (B) the Year 2000 Problem will have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole; (ii) the Company reasonably believes, after due inquiry, that the suppliers, vendors, customers or other material third parties used or served by the Company and such subsidiaries are addressing or will address the Year 2000 Problem in a timely manner, except to the extent that a failure to address the Year 2000 Problem by any supplier, vendor, customer or material third party would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and (iii) nothing has come to the attention of the Company as of the date hereof, after due inquiry, that any Year 2000 Problems have occurred that (A) could have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole or (B) are of a character required to be described or referred to in the Registration Statement or Prospectus which have not been accurately described in the Registration Statement or Prospectus.

                           (q) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement (or any such right has been waived).

                           (r) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business.

                           (s) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Prospectus.

                           (t) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and, except as described in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                           (u) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in or contemplated by the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                           (v) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

                           (w) The Company and each of its subsidiaries keep accurate books and records reflecting their assets and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  Furthermore, the Company represents and warrants to the Underwriters that (i) the Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

                  The Company has not offered, or caused to the Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company.

                  2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth in Schedules I and II
hereto opposite its names at U.S.$   a share ("PURCHASE PRICE").

                  On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to Additional Shares at the Purchase Price. If the Representatives, on behalf of the Underwriters, elect to exercise such option, the Representatives shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering overallotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

                  The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus,
(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder or (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing.

                  3. Terms of Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially
at U.S.$   a share (the "PUBLIC OFFERING PRICE") and to certain dealers selected
by you at a price that represents a concession not in excess of U.S.$   a share
under the Public Offering Price, and that any Underwriter may allow, and such
dealers may reallow, a concession, not in excess of U.S.$   a share, to any
Underwriter or to certain other dealers.

                  4. Payment and Delivery. Payment for the Firm Shares shall be made to the account of the Company in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City
time, on     , 2000, or at such other time on the same or such other date, not
later than     , 2000, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE".

                  Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in Section 2 or at such
other time on the same or on such other date, in any event not later than     ,
2000, as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE".

                  Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

                  5. Conditions to the Underwriters' Obligations. The obligation of the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall
have become effective not later than   (New York City time) on the date hereof.

                  The several obligations of the Underwriters are subject to the following further conditions:

                           (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                                    (i) there shall not have occurred any
                  downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                                    (ii) there shall not have occurred any
                  change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                           (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the

         Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                           The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                           (c) The Underwriters shall have received on the Closing Date an opinion of Arnold & Porter, special U.S. counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B.

                           The opinion of Arnold & Porter as set forth in Exhibit B shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                           (d) The Underwriters shall have received on the Closing Date an opinion of Nicolson & Cano, Argentine counsel for the Company and IMPSAT Argentina, dated the Closing Date, to the effect set forth in Exhibit C.

                           (e) The Underwriters shall have received on the Closing Date an opinion of Portocarrero & Rodriguez, Colombian counsel for IMPSAT Colombia, dated the Closing Date, to the effect set forth in Exhibit D.

                           (f) The Underwriters shall have received on the Closing Date an opinion of Perez Bustamante & Perez, Ecuadoran counsel for IMPSAT Ecuador, dated the Closing Date, to the effect set forth in Exhibit E.

                           (g) The Underwriters shall have received on the Closing Date an opinion of Basham, Ringe & Correa, Mexican counsel for IMPSAT Mexico, dated the Closing Date, to the effect set forth in Exhibit F.

                           (h) The Underwriters shall have received on the Closing Date an opinion of Baumeister & Brewer, Venezuelan counsel for IMPSAT Venezuela, dated the Closing Date, to the effect set forth in Exhibit G.

                           (i) The Underwriters shall have received on the Closing Date an opinion of Pinheiro Neto, Brazilian counsel for IMPSAT Brazil, dated the Closing Date, to the effect set forth in Exhibit H.

                           (j) The Underwriters shall have received on the Closing Date an opinion of Latham & Watkins, U.S. regulatory counsel for the Company, dated the Closing Date, to the effect set forth in
         Exhibit I.

                  Each of the opinions referred to in clauses (d) through (j) shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                           (k) The Underwriters shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to you.

                           (l) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                           (m) The "lockup" agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

                           (n) The Common Stock shall have been approved for trading on the Nasdaq National Market, subject only to official notice of issuance.

                           (o) You shall have received such other documents and certificates as are reasonably requested by you or your counsel.

                  The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

                  6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                           (a) To furnish to you, without charge, four signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

                           (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

                           (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary in your judgment to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                           (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction in which it is not now so qualified or to take any action which would subject it to taxation in any jurisdiction in which it is not now so subject or to service of process in suits, other than those arising out of the offering or sale of the Shares in any jurisdiction in which it is not now so subject.

                           (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement
         covering the twelve-month period ending           , 2001 that satisfies
         the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                           (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the preparation of any Blue Sky memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the Nasdaq National Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show with the prior approval of the Company and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnity and Contribution", and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

                           (g) That, in connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Underwriters will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

                           (h) To pay all reasonable fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

                  Furthermore, the Company covenants with the Underwriters that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

                  7. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                           (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                           (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be reasonably satisfactory to Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 7(a), and reasonably satisfactory to the Company, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                           (d) To the extent the indemnification provided for in
         Section 7(a) or 7(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

                           (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                           (f) The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

                  8. Directed Share Program Indemnification. (a) The Company agrees to indemnify and hold harmless Morgan Stanley & Co. Incorporated, its affiliates and each person, if any, who controls Morgan Stanley & Co. Incorporated or its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act ("MORGAN STANLEY ENTITIES"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to

Participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant has agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Morgan Stanley Entities.

                           (b) In case any proceeding (including any governmental investigation) shall be instituted involving any Morgan Stanley Entity in respect of which indemnity may be sought pursuant to
         Section 8(a), the Morgan Stanley Entity seeking indemnity shall promptly notify the company in writing and the Company, upon request of the Morgan Stanley Entity, shall retain counsel reasonably satisfactory to the Morgan Stanley Entity to represent the Morgan Stanley Entity and any other the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Morgan Stanley Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Morgan Stanley Entity unless (i) the Company shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Morgan Stanley Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the Morgan Stanley Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Morgan Stanley Entities. Any such firm for the Morgan Stanley Entities shall be designated in writing by Morgan Stanley & Co. Incorporated. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Morgan Stanley Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time a Morgan Stanley Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if
         (i) such settlement is entered into more than 30 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the Morgan Stanley Entity in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of Morgan Stanley & Co. Incorporated, effect any settlement of any pending or threatened proceeding in respect of which any Morgan Stanley Entity is or could have been a party and indemnity could have been sought hereunder by such Morgan Stanley Entity, unless such settlement includes an unconditional release of the Morgan Stanley Entities from all liability on claims that are the subject matter of such proceeding.

                           (c) To the extent the indemnification provided for in
         Section 8(a) is unavailable to a Morgan Stanley Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company, in lieu of indemnifying the Morgan Stanley Entity thereunder, shall contribute to the amount paid or payable by the Morgan Stanley Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Morgan Stanley Entities on the other hand from the Offering of the Directed Shares or (ii) if the allocation provide by clause 8(c)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(c)(i) above but also the relative fault of the Company on the one hand and of the Morgan Stanley Entities on the other hand in connection with the statements or omissions that results in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and of the Morgan Stanley Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the Morgan Stanley Entities for the Directed Shares, bear to the aggregate Public Offering Price of the Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact, the relative fault of the Company on the one hand and the Morgan Stanley Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the company or by the Morgan Stanley Entities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                           (d) The Company and the Morgan Stanley Entities agree that it would not be just or equitable if contribution pursuant to this
         Section 8 were determined by pro rata allocation (even if the Morgan Stanley Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(c). The amount paid or payable by the Morgan Stanley Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the Morgan Stanley Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
         Section 8, no Morgan Stanley Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such Morgan Stanley Entity has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Morgan Stanley Entity at law or in equity.

                           (e) The indemnity and contribution provisions contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Morgan Stanley Entity or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Directed Shares.

                  9. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 8(a)(i) through 8(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

                  If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  11. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                  13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                  Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between us.

                                        Very truly yours,

                                        IMPSAT FIBER NETWORKS, INC.


                                        By:  ___________________________________

                                             Name:
                                             Title:

                                        By:  ___________________________________

                                             Name:
                                             Title:


Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
GOLDMAN, SACHS & CO.
SALOMON SMITH BARNEY INC.

Acting severally on behalf of themselves and the several Underwriters named in
  Schedule I hereto.

By: Morgan Stanley & Co. Incorporated


By: ___________________________________
    Name:
    Title:

                                                                      SCHEDULE I



                                  UNDERWRITERS


                                                               NUMBER OF
                                                              FIRM SHARES
     UNDERWRITER                                            TO BE PURCHASED
     -----------                                            ---------------
Morgan Stanley & Co. Incorporated

Goldman, Sachs & Co.

Salomon Smith Barney Inc.



                                                            ---------------


   Total Firm Shares ..............
                                                            ===============

                                                                       EXHIBIT A



                            [FORM OF LOCK-UP LETTER]


                                                                          , 2000
Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, NY  10036


Ladies and Gentlemen:


         The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with IMPSAT Fiber Networks, Inc., a Delaware corporation (the "COMPANY") providing for the initial public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS") of [ ] shares ([ ] shares if the Underwriters' over-allotment option is exercised in full) (the "SHARES") of the common stock, par value $0.01 per share (the "COMMON STOCK").



         To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the

Public Offering. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley, on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending [180] days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters. It is understood that, if the Underwriting Agreement is not executed, or if the Underwriting Agreement shall terminate or be terminated prior to payment for and delivery of the Common Stock subject thereof, this lock-up agreement shall automatically terminate and be of no force or effect.


                                                     Very truly yours,


                                                     -------------------------
                                                     (Name)

                                                     -------------------------
                                                     (Address)

                                                                       EXHIBIT B
                           Opinion of Arnold & Porter

         (A) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

         (B) the authorized, issued and outstanding capital stock of the Company conforms to the description thereof contained in the Prospectus;

         (C) the shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and nonassessable;

         (D) the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

         (E) the discussion set forth in the Prospectus, under the caption "Certain U.S. Federal Income Tax Considerations to Non-U.S. Holders" to the extent such discussion constitutes matters of law or legal conclusions, accurately describes the material United States federal income tax consequences of an investment in the Shares;

         (F) this Agreement has been duly authorized, executed and delivered by the Company;

         (G) the execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement and the issuance, sale and delivery of the Shares, will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) the certificate of incorporation or bylaws of the Company, as amended to date, (ii) to such counsel's knowledge, any statute, rule, regulation or order of general applicability of any United States federal, New York or Delaware governmental agency, body or court, (iii) to such counsel's knowledge, any judgment, decree or order of any United States federal, New York or Delaware governmental agency, body or court or (iv) any of the agreements or instruments listed in Schedule 1 hereto;

         (H) the statements (i) in the Prospectus under the captions "Description of Capital Stock", "Underwriters" and "Description of Our Indebtedness" and (ii) in the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein in all material respects;

         (I) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened in the United States to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings fairly summarized in the Prospectus and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement;

         (J) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus under the caption "Use of Proceeds", will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

         (K) such counsel (i) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (ii) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus when issued contained, or as of the date such opinion is delivered, contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         With respect to paragraph (K) above, Arnold & Porter may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                                                                       EXHIBIT C
                           Opinion of Nicholson & Cano


                  (A) IMPSAT Argentina has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Argentina, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (B) all of the shares of capital stock of IMPSAT Argentina owned by the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are directly owned by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (C) IMPSAT Argentina has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all Argentine governmental authorities, courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, and IMPSAT Argentina has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is IMPSAT Argentina in violation of, or in default under, any federal, state, local, foreign supranational, national or regional law, regulation, rule, decree, order or judgment applicable to IMPSAT Argentina the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus;

                  (D) the statements in the Prospectus under the caption "Risk Factors - We face regulatory risks and uncertainty with respect to local laws and regulations", "Business - Legal Matters " and " Business - Description of Country Operations - IMPSAT Argentina" in each case insofar as such statements constitute summaries of the Argentine legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein; and

                  (E) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened in Argentina to which IMPSAT Argentina is a party or to which any of the properties of IMPSAT Argentina is subject other than proceedings fairly summarized in the Prospectus and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

                                                                       EXHIBIT D

                       Opinion of Portocarrero & Rodriguez


                  (A) IMPSAT Colombia has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Colombia, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (B) all of the shares of capital stock of IMPSAT Colombia owned by the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are directly owned by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (C) IMPSAT Colombia has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all Colombian governmental authorities, courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, and IMPSAT Colombia has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is IMPSAT Colombia in violation of, or in default under, any federal, state, local, foreign supranational, national or regional law, regulation, rule, decree, order or judgment applicable to IMPSAT Colombia the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus;

                  (D) the statements in the Prospectus under the caption "Business - Description of Country Operations - IMPSAT Colombia" insofar as such statements constitute summaries of the Colombian legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein;

                  (E) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened in Colombia to which IMPSAT Colombia is a party or to which any of the properties of IMPSAT Colombia is subject other than proceedings fairly summarized in the Prospectus and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

                                                                       EXHIBIT E

                       Opinion of Perez Bustamante & Perez


                  (A) IMPSAT Ecuador has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Ecuador, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (B) all of the shares of capital stock of IMPSAT Ecuador owned by the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are directly owned by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (C) IMPSAT Ecuador has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all Ecuadoran governmental authorities, courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, and IMPSAT Ecuador has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is IMPSAT Ecuador in violation of, or in default under, any federal, state, local, foreign supranational, national or regional law, regulation, rule, decree, order or judgment applicable to IMPSAT Ecuador the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus;

                  (D) the statements in the Final Prospectus under the caption "Business Description of Country Operations - IMPSAT Ecuador" insofar as such statements constitute summaries of the legal matters of Ecuador, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein;

                  (E) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened in Ecuador to which IMPSAT Ecuador is a party or to which any of the properties of IMPSAT Ecuador is subject other than proceedings fairly summarized in the Prospectus and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the

Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

                                                                       EXHIBIT F

                        Opinion of Basham, Ringe & Correa

                  (A) IMPSAT Mexico has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus under the caption "Business - Description of Country Operations - IMPSAT Mexico" and is duly qualified to transact business and is in good standing in each Mexican jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company taken as a whole;

                  (B) all of the shares of capital stock of IMPSAT Mexico owned by the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are directly owned by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (C) IMPSAT Mexico has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all Mexican governmental authorities, all self-regulatory organizations and all courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus under the caption "Business - Description of Country Operations - IMPSAT Mexico" and IMPSAT Mexico has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is IMPSAT Mexico in violation of, or in default under, any federal, state, local, foreign supranational, national or regional law, regulation, rule, decree, order or judgment applicable to IMPSAT Mexico the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus;

                  (D) the statements in the Prospectus under the caption "Business Description of Country Operations - IMPSAT Mexico" insofar as such statements constitute summaries of the Mexican legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein;

                  (E) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened in Mexico to which IMPSAT Mexico is a party or to which any of the properties of IMPSAT Mexico is subject other than proceedings fairly summarized in the Prospectus and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

                                                                       EXHIBIT G

                         Opinion of Baumeister & Brewer


                  (A) IMPSAT Venezuela has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Final Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (B) all of the shares of capital stock of IMPSAT Venezuela owned by the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are directly owned by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (C)      IMPSAT Venezuela has no subsidiaries;

                  (D) IMPSAT Venezuela, to our better knowledge, has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all Venezuelan governmental authorities, all self-regulatory organizations and all courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. Up to this date, IMPSAT Venezuela has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is IMPSAT Venezuela in violation of, or in default under, any federal, state, local, foreign supranational, national or regional law, regulation, rule, decree, order or judgment applicable to IMPSAT Venezuela the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company, taken as a whole, except as described in the Prospectus;

                  (E) the statements in the Prospectus under the captions (including, without limitation, the description of withholding taxes contained therein) "Business - Description of Country Operations - IMPSAT Venezuela" insofar as such statements constitute summaries of the Venezuelan legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein;

                  (F) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened in Venezuela to which IMPSAT Venezuela is a party or to which any of the properties of IMPSAT Venezuela is subject other than proceedings fairly summarized in the Prospectus and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

                                                                       EXHIBIT H

                            Opinion of Pinheiro Neto


                  (A) IMPSAT Comunicacoes Ltda. ("IMPSAT Brazil") has been duly incorporated, is validly existing as a corporation in good standing under the laws of Brazil, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries as a whole;

                  (B) all of the shares of capital stock of IMPSAT Brazil owned by the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are directly owned by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (C) IMPSAT Brazil has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all Brazilian governmental authorities, courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, and IMPSAT Brazil has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is IMPSAT Brazil in violation of, or in default under, any federal, state, local, foreign supranational, national or regional law, regulation, rule, decree, order or judgment applicable to IMPSAT Brazil the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operation of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus;

                  (D) the statements in the Prospectus under the caption "Business - Description of Country Operations - IMPSAT Brazil" insofar as such statements constitute summaries of the Brazil legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein;

                  (E) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened in Brazil to which IMPSAT Brazil is a party or to which any of the properties of IMPSAT Brazil is subject other than proceedings fairly summarized in the Prospectus and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

                                                                       EXHIBIT I

                           Opinion of Latham & Watkins


                  (A) the execution and delivery by the Company of the Underwriting Agreement, the Indenture, the Registration Rights Agreement and the Notes, and the performance by the Company of its obligations thereunder in accordance with the terms thereof, (i) do not require any consent, approval, authorization or other order of the Federal Communications Commission ("FCC") and (ii) do not violate the Federal Communications Act of 1934, as amended (the "Communications Act") or the rules, regulations and published policies of the FCC (the "FCC Rules");

                  (B) IMPSAT USA holds the FCC licenses, permits and authorizations set forth in Attachment 1 (the "FCC Licenses"). The FCC Licenses are in full force and effect. The FCC Licenses are not subject to any conditions outside the ordinary course;

                  (C) based on such counsel's review of the FCC files relating
to the Company and IMPSAT USA publicly available on        , 2000, and informal
and non binding statements and representations of members of staff of the FCC (together, the "FCC Records"), and to the best of such counsel's knowledge, there is no pending threatened proceeding or action by or before the FCC to revoke, cancel, rescind or adversely modify any of the FCC Licenses, except for proceedings affecting the telecommunications or satellite industries generally; and

                  (D) the statements in the Prospectus under the caption "Business Description of Country Operations - IMPSAT USA" insofar as such statements constitute summaries relating to U.S. legal matters, documents or proceedings referred to therein, are accurate in all material respects.